                                                EXHIBIT INDEX ON PAGE 3



                    SECURITIES AND EXCHANGE COMMISSION

                         Washington, D.C.  20549
                              ---------------

                                FORM 8-K

                              CURRENT REPORT

                 PURSUANT TO SECTION 13 OR 15(d) OF THE
                     SECURITIES EXCHANGE ACT OF 1934

   Date of Report (Date of earliest event reported):  November 14, 1996

                        CARSON PIRIE SCOTT & CO.
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         (Exact name of registrant as specified in its charter)

                                Illinois
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            (State or other jurisdiction of incorporation)

        0-22682                                      37-0175980
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Commission File Number                   (IRS Employer Identification No.)

331 West Wisconsin Avenue, Milwaukee, Wisconsin          53203
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(Address of principal executive offices)                (Zip Code)

                              (414) 347-4141
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                       Registrant's Telephone Number

Item 5.  Other Events.

     On November 14, 1996, Carson Pirie Scott & Co. reported its earnings for the third quarter in a news release, a copy of which is attached as Exhibit 1.



Item 7.  Exhibits.

     See Exhibit Index on page 3 of this Current Report on Form 8-K.

                            SIGNATURE

     Pursuant to the requirements of the Securities Exchange
Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                         Dated November 19, 1996.

                                        CARSON PIRIE SCOTT & CO.

                                         By:   /s/ Charles J. Hansen
                                               ------------------------
                                                Charles J. Hansen
                                                Vice President,
                                                General Counsel,
                                                and Secretary

                                EXHIBIT INDEX

1.   News release, dated November 14, 1996.

                                  EXHIBIT 1


 Investors                                        Media
-----------                                      -------
Darren R. Jackson                                Edward P. Carroll, Jr.
V.P.--Chief Financial Officer		             Executive V.P. Marketing
(414) 278-5787                                   (414) 347-5340


FOR IMMEDIATE RELEASE                            THURSDAY, November 14, 1996


             CARSON PIRIE SCOTT & CO. THIRD QUARTER OPERATING
                 EARNINGS INCREASE 30% TO $0.31 PER SHARE


MILWAUKEE, WISCONSIN, NOVEMBER 14, 1996 - Carson Pirie Scott & Co. (NYSE:CRP), today reported its third quarter financial results. Stanton J. Bluestone, Chairman and Chief Executive Officer of Carson Pirie Scott & Co. commented:

"I am pleased to report our sixth consecutive quarter of improvement in operating earnings per share. The 30% earnings improvement was driven by strong sales results in our targeted merchandise categories, an 0.8 percentage point improvement in gross margin rate and diligent operating expense control. Our total sales increased 7.0% for the quarter; comparable store sales increased 3.5% and our four new stores added 3.5%. Women's and Men's apparel, Coats, Cosmetics and Furniture generated strong sales and margin results for the quarter. In addition, we maintained our operating expense rate at 30.3% of sales despite a $2.2 million charge related to our new store openings. A 50% reduction in bad debt expense and productivity gains throughout the Company offset these incremental store preopening expenses."

"I am upbeat about our prospects for the upcoming holiday season. While I recognize that a very competitive retail environment and five fewer holiday shopping days will pose a challenge, I believe the exciting merchandise offerings and marketing programs that we have in place for the upcoming holiday season will help us overcome these factors. In addition, I believe that our customers will reward us for the convenience of our locations during this shorter holiday season."

                                 1996 Third Quarter Results Summary
                             -----------------------------------------

($ in millions,              Net                      Net
   except EPS)               Sales      EBITDA        Income      EPS
-----------------            -----      ------        ------     -----
OPERATING RESULTS(1)         $266.2     $17.0         $5.2       $0.31
NON-RECURRING ITEM:
 County Seat Write-Down           -         -         (6.4)      (0.38)
                             ---------------------------------------------
TOTAL COMPANY                $266.2     $17.0         ($1.2)    ($0.07)
                             ---------------------------------------------
                             ---------------------------------------------
(1) Excludes non-recurring and one-time items.
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                                  Page 4

                                1995 Third Quarter Results Summary
                            ------------------------------------------

($ in millions,             Net                       Net
   except EPS)              Sales       EBITDA        Income      EPS
------------------          -----       ------        ------     -----
OPERATING RESULTS(1)        $248.9      $13.9         $4.1       $0.24
NON-RECURRING ITEM:
County-Seat Write-Down          -          -             -          -
                            ----------------------------------------------
TOTAL COMPANY               $248.9      $13.9         $4.1       $0.24
                            ----------------------------------------------
                            ----------------------------------------------
(1) Excludes non-recurring and one-time items.
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THIRD QUARTER RESULTS:  Operating results exclude from Total Company results the impact of non-recurring items. Sales increased 7.0% to $266.2 million in the third quarter of 1996 from the prior year's sales of $248.9 million. Sales increased 3.5% on a same-store basis. Operating earnings before interest, taxes, depreciation, amortization and other non-cash items ("EBITDA") increased 22% to $17.0 million in 1996 from $13.9 million in 1995. Excluding the impact of preopening expenses, EBITDA increased 38% to $19.2 million. Operating net income increased $1.1 million in the quarter versus the prior year third quarter as a result of the improved EBITDA performance. Operating earnings per share ("EPS") improved 30% from $0.24 to $0.31 per share.

On a Total Company basis, the Company recorded a loss of $0.07 per share due to a previously disclosed $0.38 per share write-down of the Company's interest in 9% Junior Subordinated Debentures of County Seat, Inc. ("County Seat Write-Down"). The Company received the debentures as part of the sale price for the Company's 1989 divestiture of County Seat to a management led buyout group.

                                 1996 Year to Date Results Summary
                            ------------------------------------------

($ in millions,             Net                       Net
   except EPS)              Sales       EBITDA        Income     EPS
---------------------       -----       ------        ------     -----
OPERATING RESULTS(1)        $728.0       $40.9        $10.4      $0.61
NON-RECURRING ITEMS:
  Minnesota
      clearance sales          -           -             -         -
  Minnesota sale gain          -           -             -         -
  Write-off of loan fees       -           -           (0.2)     (0.01)
  Sale of Proffitt's stock     -           -            9.0       0.54
  County Seat Write-Down       -           -           (6.4)     (0.38)
  Charitable contribution      -           -           (1.5)     (0.09)
                            ----------------------------------------------
TOTAL COMPANY               $728.0       $40.9        $11.3      $0.67
                            ----------------------------------------------
                            ----------------------------------------------
(1) Excludes the results of the 8 stores sold to Mervyns in March 1995 and non-recurring items.
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                                  Page 5

                                1995 Year to Date Results Summary
                              --------------------------------------
($ in millions,               Net                    Net
   except EPS)                Sales       EBITDA     Income      EPS
------------------            -----       ------     ------      ---
OPERATING RESULTS(1)         $694.0      $35.5       $8.1       $0.47
NON-RECURRING ITEMS:
  Minnesota
      clearance sales          25.0         -          -          -
  Minnesota sale gain            -          -        33.0        1.90
  Write-off of loan fees         -          -          -          -
  Sale of Proffitt's stock       -          -          -          -
  County Seat Write-Down         -          -          -          -
  Charitable contribution        -          -          -          -
                            ------------------------------------------------
TOTAL COMPANY                $719.0      $35.5      $41.1       $2.37
                            ------------------------------------------------
                            ------------------------------------------------
(1) Excludes the results of the 8 stores sold to Mervyns in March 1995 and non-recurring items.
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OPERATING RESULTS:  Operating results exclude from Total Company results the operations of the eight-store Minnesota Division sold to Mervyn's in March 1995 and non-recurring items. Operating sales increased 4.9% to $728.0 million in 1996 from the prior year's sales of $694.0 million. Sales increased 2.6% on a same-store basis. Operating EBITDA increased 15% to $40.9 million in 1996 from $35.5 million in 1995. Operating net income increased 28% to $10.4 million in 1996 as a result of the improved EBITDA performance. Operating EPS improved by 30% from $0.47 to $0.61 per share.


TOTAL COMPANY RESULTS: Total Company sales increased $9.0 million in 1996. The sales increase was mitigated by the sale of the Minnesota division. The Minnesota Division contributed $25.0 million in sales to the 1995 results that were absent in 1996. These sales were clearance sales and did not generate incremental EBITDA.

Total Company net income declined $29.8 million and EPS was lower by $1.70 in 1996 compared to 1995. The decreases are a result of lower net non-recurring gains in the 1996 nine month period compared to the non-recurring gain recorded in the same period of last year. The 1995 period included a net non-recurring after-tax gain of $33.0 million or $1.90 per share from the sale of the Minnesota division.


SHARE REPURCHASE PROGRAM: During the third quarter, the Company repurchased 150,000 shares of its common stock for $3.7 million. Year to date, the Company has repurchased 466,100 shares, or 2.8% of outstanding shares, for $11.1 million under a $20 million buyback program.

Carson Pirie Scott & Co., a major department store retailer, operates 53 traditional department stores and 4 furniture stores: 32 Carson Pirie Scott stores in greater Chicago, Indiana and Minnesota; 13 Bergner's in central Illinois, and 12 Boston Stores in Wisconsin.

CARSON PIRIE SCOTT & CO. AND SUBSIDIARIES
CONSOLIDATED BALANCE SHEETS
(dollars in thousands)

      ASSETS                          November 2, 1996      October 28, 1995
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Current assets:
     Cash and cash equivalents            $ 20,103              $ 36,979
     Receivables, net                      237,364               219,262
     Inventories                           255,658               237,010
     Other current assets                   20,344                19,139
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Total current assets                       533,469               512,390
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Property and equipment, net                167,677               136,735
Other assets                                53,046                69,963
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                                          $754,192               719,088
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                     LIABILITIES AND SHAREHOLDERS' EQUITY
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Current liabilities:
     Current maturities of
        long-term debt                    $  2,809              $  3,066
     Accounts payable and
        accrued liabilities                202,569               180,885
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Total current liabilities                  205,378               183,951
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Other liabilities                           43,924                50,724
Accounts receivable securitization         142,788               122,749
Long-term debt, less
     current maturities                     46,752                89,507
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Total liabilities                          438,842               446,931
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Shareholders' equity:
     Common stock                              160                   164
     Paid-in capital and
        unamortized stock compensation     161,855               148,583
     Unrealized gain on
        investments                             93                 4,872
     Retained earnings                     153,242               118,538
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Total shareholders' equity                 315,350               272,157
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                                          $754,192               719,088
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Balance Sheet Statistics:
     Net Debt/Capitalization (1)             35.3%                 39.6%
     Net Debt/Capitalization (1) (excluding
          A/R debt)                           8.5%                 17.0%
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(1) Net Debt = Long-term debt + A/R Securitization - Cash

CARSON PIRIE SCOTT & CO. AND SUBSIDIARIES
CONSOLIDATED STATEMENT OF OPERATIONS
(dollars in thousands, except per-share amounts)

                                       Three months ended
                                 -------------------------------
                           November 2, 1996           October 28, 1995
                        -------------------------------------------------
Net sales                      $266,238                   $248,853
Cost of sales                  (168,565)                  (159,563)
Selling, general and
  administrative expense        (78,504)                   (75,362)
Store preopening costs           (2,157)                      -
----------------------------------------------------------------------------
    EBITDA                       17,012                     13,928
Depreciation and
  amortization expense           (4,057)                    (2,646)
Other                              (321)                      (220)
Non-recurring items                -                          -
----------------------------------------------------------------------------
Income from operations           12,634                     11,062
Non-recurring items             (10,525)                      -
Acquisition expense                -                          -
Interest expense, net            (4,072)                    (4,259)
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Income (loss) before income
  taxes                          (1,963)                     6,803
Income tax expense                  774                     (2,726)
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Net income(loss)                ($1,189)                    $4,077
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Net income (loss) per share:
     Operating earnings per
       share                     $0.31                      $0.24
     Primary                     $0.07                      $0.24
     Fully diluted               $0.07                      $0.24
Shares Outstanding
     (in 000's)                 16,578                     16,730
Statistics:
     Same-store sales increase    3.5%                       0.2%
     Gross margin rate (r)       36.7%                      35.9%
     Gross margin rate (o)       36.7%                      35.9%
     Net SG&A rate (r)          (30.3%)                    (30.3%)
     Net SG&A rate (o)          (30.3%)                    (30.3%)
     EBITDA rate (r)              6.4%                       5.6%
     EBITDA rate (o)              6.4%                       5.6%
----------------------------------------------------------------------------
(r) Total Company rates as reported.
(o) Ongoing Operations rates which exclude the impact of eight stores sold to Mervyn's in 1995 and non-recurring items.

                                           Nine months ended
                                    ------------------------------
                            November 2, 1996              October 28, 1995
                          --------------------------------------------------
Net sales                       $727,992                      $718,960
Cost of sales                   (463,770)                     (469,770)
Selling, general and
  administrative expense        (220,357)                     (213,691)
Store preopening costs            (3,014)                         -
----------------------------------------------------------------------------
    EBITDA                        40,851                        35,499
Depreciation and
  amortization expense           (12,120)                       (8,815)
Other                               (456)                         (179)
Non-recurring items                  -                          55,000
----------------------------------------------------------------------------
Income from operations            28,275                        81,505
Non-recurring items                1,540                           -
Acquisition expense                 -                              -
Interest expense, net            (11,207)                      (12,978)
----------------------------------------------------------------------------
Income (loss) before income
  taxes                           18,608                        68,527
Income tax expense                (7,331)                      (27,413)
----------------------------------------------------------------------------
Net income (loss)                $11,277                       $41,114
----------------------------------------------------------------------------
Net income (loss) per share:
     Operating earnings per
       share                      $0.61                         $0.47
     Primary                      $0.67                         $2.37
     Fully diluted                $0.67                         $2.37
Shares Outstanding
     (in 000's)                  16,720                        17,378
Statistics:
     Same-store sales increase     2.6%                          2.4%
     Gross margin rate (r)        36.3%                         34.7%
     Gross margin rate (o)        36.3%                         35.9%
     Net SG&A rate (r)           (30.7%)                       (29.7%)
     Net SG&A rate (o)           (30.7%)                       (30.8%)
     EBITDA rate (r)               5.6%                          4.9%
     EBITDA rate (o)               5.6%                          5.1%
----------------------------------------------------------------------------
(r) Total Company rates as reported.
(o) Ongoing Operations rates which exclude the impact of eight stores sold to Mervyn's in 1995 and non-recurring items.

                                      Trailing twelve months ended
                                   ----------------------------------
                               November 2, 1996          October 28, 1995
                            ------------------------------------------------
Net sales                         $1,092,844                $1,111,865
Cost of sales                       (694,435)                 (723,970)
Selling, general and
  administrative expense            (302,067)                 (296,648)
Store preopening costs                (3,337)                     (229)
----------------------------------------------------------------------------
   EBITDA                             93,005                    91,018
Depreciation and
  amortization expense               (14,697)                  (10,211)
Other                                    (65)                      866
Non-recurring items                      904                    71,171
----------------------------------------------------------------------------
Income from operations                79,147                   152,844
Non-recurring items                    1,540                       -
Acquisition expense                   (6,835)                      -
Interest expense, net                (16,203)                  (17,806)
----------------------------------------------------------------------------
Income before income taxes            57,649                   135,038
Income tax expense                   (22,945)                  (54,019)
----------------------------------------------------------------------------
Net income (loss)                    $34,704                   $81,019
----------------------------------------------------------------------------
Statistics:
     Same-store sales increase          2.8%                      3.3%
     Gross margin rate (r)             36.5%                     34.9%
     Gross margin rate (o)             36.5%                     35.7%
     Net SG&A rate (r)                (27.9%)                   (26.7%)
     Net SG&A rate (o)                (27.9%)                   (27.3%)
     EBITDA rate (r)                    8.5%                      8.2%
     EBITDA rate (o)                    8.5%                      8.4%
----------------------------------------------------------------------------
(r) Total Company rates as reported.
(o) Ongoing Operations rates which exclude the impact of eight stores sold to Mervyn's in 1995 and non-recurring items.